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                       OFFICE OF THE UNITED STATES TRUSTEE
                                  Exhibit 99.11
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
                                                                  ---------------------------------------------------------
                                                                  DEBTOR IN POSSESSION INTERIM STATEMENT
In re:

American Green Waste, Inc.                                        Statement Number:          16

                                                                  For the period FROM:        3/01/02
                                                 Debtor.                                     -------
---------------------------------------------------------
                                                                                  TO:         3/31/02
Chapter 11 Case No.:  LA 00-44130 ES                                                         --------
---------------------------------------------------------         ---------------------------------------------------------
                                                                  -------------------- ----------------- ------------------
                                                                    GENERAL ACCOUNT    PAYROLL ACCOUNT    TAX  ACCOUNT
CASH ACTIVITY ANALYSIS (Cash Basis Only)                          -------------------- ----------------- ------------------
A.    Total Receipts per all Prior Interim Statements             $ 29,279.64           $0.00             $0.00
B.    Less:  Total Disbursements per all Prior Statements         -------------------- ----------------- ------------------
C.    Beginning Balance (A less B)                                $ 21,875.61
D.    Receipts during Current Period                              -------------------- ----------------- ------------------
      (Attach Separate Listing if Necessary)                      $  7,404.03           $0.00             $0.00
      Description                                                 -------------------- ----------------- ------------------
      -----------




      TOTAL RECEIPTS THIS PERIOD:
E.    Balance Available (C plus D)
F:    Less:  Disbursements during Current Period                  -------------------- ----------------- ------------------
      (Attach Separate Listing if Necessary)                      $  7,404.03           $0.00             $0.00
      Date         Check No.       Payee/Purpose                  -------------------- ----------------- ------------------
      ----         --------        -------------
      3/26                         Bank Charges                         18.00



      TOTAL DISBURSEMENTS THIS PERIOD:
G.       Ending Balance (E less F)                                -------------------- ----------------- ------------------
                                                                  $  7,386.03           $0.00             $0.00
                                                                  -------------------- ----------------- ------------------

H.    (1)  General Account::
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b) Account Number:  2017-36013
                               ----------
      (2) Payroll Account:
          (a)  Depository Name and Location    Not applicable
                                               --------------
          (b)  Account Number:

      (3)  Tax Account: Not applicable
                        --------------
          (a)  Depository Name and Location
          (b)  Account Number:
I.    Other monies on hand (Specify type and location) (i.e. Certificates of Deposit, Petty Cash):
      None
      ----
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I, Eugene Tidgewell, Vice President, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated:  April 30, 2002



                                         /s/ Eugene W. Tidgewell
                                         --------------------------------------
                                         Debtor in Possession or Trustee